Exhibit 10.9

中国鑫达塑料有限公司
China XD Plastics Company Limited

股票奖励授予补充规定
Stock Award Grant Supplemental Provisions

2011年8月
August 2011

编制部门：总经理办公室                      签批：
Compiling Department: General Manager Office    Signature:

一、	目的
I  Purpose
通过股票奖励，形成良好均衡的价值分配体系，吸引和保留优秀管理人才与企业共同稳定发展，促使公司年度经营目标顺利达成。
Through stock award, it will form fine and balanced value distribution system, attract and keep excellent management personnel for the company’s stable and corporate development and spur to achieve annual operation objectives successfully.
二、股票奖励授予原则
II Stock Award Grant provisions
1、本规定依据《集团公司规划》，对授予期为2011年至2015年的股票奖励授予进行补充规定，2014年后的股票奖励另行规定；
According to “Group Company Plan”, it will make supplemental provisions for the stock with grant period from 2011 to 2015, and make separate provisions for the stock after 2014;
2、股票奖励授予的基础是上年度100%完成集团公司年度总体经营目标；
The basis of stock grant is 100% achievement Group Company’s operation objective;
3、集团公司每年根据上年总体经营目标完成情况，进行股票奖励授予；
Group Company’s grant stock according to last year’s actual performance of general operation objective annually;
4、奖励授予员工的股票锁定期为3年，授予接受股票奖励后自愿在集团公司及子公司继续服务3年以上的员工；
Lockup term of stock award granted to the employees is 3 years, and the stock is granted to the employees who are voluntary to continue to work in Group Company and subsidiaries for more than 3 years;
5、授予独立董事、销售顾问、专家技术顾问的股票锁定期为半年；
Lockup term of the stock granted to the independent directors, sales consultants, specialists and technical advisors is half a year;
6、集团公司每年的股票奖励授予日为8月7日。授予上年度1月1日至12月31日经营期间的股票奖励，特殊情况可由集团公司总经理办公会决定，薪酬委员会批准后变更授予时间；

Stock award grant date of Group Company is August 7th. It is granted stock award from last year’s January 1st to December 31st, and exceptional case will be decided by Group Company’s general manager office, and grant date will be changed after compensation committee’s approval;
7、员工的股票奖励授予后，在未解锁前，股票的所有权及收益权归属公司；
After the employees’ stock award grant and before lockup term, the stock’s ownership and earning right are belonged to the company;
8、员工的奖励授予股票锁定期结束后，被授予人申请解锁，办理相关手续后，股票的所有权及收益权归属被授予人，被授予人可自由交易，收益归己、税费自理；
After lockup term of the employees’ stock award, franchisee applies for removing the restrict legend and conducts related procedures, then stock’s ownership and earning right are belonged to the franchisee. Franchisee can trade freely, enjoy earning and bear expenses of taxation by himself;
9、员工的股票奖励授予后，因个人保管不善，造成限制性股票证遗失、损坏的，由此发生的一切损失及费用由个人承担。
After the employees’ stock award, the employees will bear all loss by themselves if they lose or damage restricted stock certificate because of personal reason.
三、	股票奖励授予范围
Ⅲ Stock Award Grant Scope
1、经集团公司及子公司正式任命的主管级（含主管）以上的正式员工，代理任命与兼职任命的员工，不享受股票奖励；
Formal employees appointed by Group Company and subsidiaries with the rank above supervisor (including supervisor), acting employees and part-time employees are not entitled to stock award;
2、完成销售目标的销售顾问；
Sales consultants achieving sales objective;
3、完成研发（开发）目标的专家技术顾问；
Specialists and technical advisors achieving R&D(developing) objective；
4、公司独立董事；
Independent director of the company；
5、有特殊贡献人员的股票奖励授予，由集团公司总经理办公会决定，薪酬委员会批准。
Stock award grant of the employees with special contribution is decided by the Group Company’s general manager office and approved by compensation committee.
四、股票奖励标准

Ⅳ Stock Award Standard
1、行政职级为总经理级员工股票奖励标准，按正式任命行政职级发放上年度股票奖励，初始奖励标准为14000股，授予期内每年行政职级未发生变化的，自第二年起，每年增长30%；
The stock award standard for the employees in the administrative rank of general manager is to grant award stock of last year as the officially appointed rank, the initial award standard is 14,000 shares and if the administrative rank won’t change every year during granting period, from the next year, it will be increased by 30% every year.
2、行政职级为副总经理级员工股票奖励标准，按正式任命行政职级发放上年度股票奖励，初始奖励标准为11000股，授予期内行政职级未发生变化的，自第二年起，每年增长30%；
The stock award standard for the employees in the administrative rank of vice-general manager is to grant award stock of last year as the officially appointed rank, the initial award standard is 11,000 shares and if the administrative rank won’t change every year during granting period, from the next year, it will be increased by 30% every year.
3、行政职级为总监级员工股票奖励标准，按正式任命行政职级发放上年度股票奖励，初始奖励标准为8000股，授予期内行政职级未发生变化的，自第二年起，每年增长30%；
The stock award standard for the employees in the administrative rank of director is to grant award stock of last year as the officially appointed rank, the initial award standard is 8,000 shares and if the administrative rank won’t change every year during granting period, from the next year, it will be increased by 30% every year.
4、行政职级为高级经理级员工股票奖励标准，按正式任命行政职级发放上年度股票奖励，初始奖励标准为4000股，授予期内行政职级未发生变化的，自第二年起，每年增长30%；
The stock award standard for the employees in the administrative rank of senior manager is to grant award stock of last year as the officially appointed rank, the initial award standard is 4,000 shares and if the administrative rank won’t change every year during granting period, from the next year, it will be increased by 30% every year.
5、行政职级为经理级员工股票奖励标准，按正式任命行政职级发放上年度股票奖励，初始奖励标准为2000股，授予期内行政职级未发生变化的，自第二年起，每年增长30%；
The stock award standard for the employees in the administrative rank of manager is to grant award stock of last year as the officially appointed rank, the initial award standard is 2,000 shares and if the administrative rank won’t change every year during granting period, from the next year, it will be increased by 30% every year.

6、行政职级为主管级员工股票奖励标准，按正式任命行政职级发放上年度股票奖励，初始奖励标准为1000股，授予期内行政职级未发生变化的，自第二年起，每年增长30%；
The stock award standard for the employees in the administrative rank of Supervisor is to grant award stock of last year as the officially appointed rank, the initial award standard is 1,000 shares and if the administrative rank won’t change every year during granting period, from the next year, it will be increased by 30% every year.
7、公司销售顾问、专家技术顾问及特殊贡献人员股票奖励标准，由集团公司总经理办公会决定，薪酬委员会批准后执行；
The stock award standard for sales consultants、specialists and technical consultants as well as the person with special contribution will be implemented after the determination of the general manager office meeting of Group Company and approval of compensation committee.
8、独立董事股票奖励标准按《服务协议》执行。
The stock award standard for independent director will be implemented according to “Service Agreement”.
五、股票奖励授予形式
Ⅴ The Form of Stock Award Grant
 1、员工股票奖励授予形式为签订《限制性股票协议》及《股票转让授权书》；
The stock award is granted to employees by signing the Restricted Stock Agreement and Stock Power；
2、公司独立董事、公司销售顾问、专家技术顾问股票奖励授予形式为签订《限制性股票协议》；
The stock award is granted to the independent directors、sales consultants、specialists and technical consultants by signing “Restricted Stock Agreement”.
六、授予股票奖励限制
Ⅵ  The Limitation of Granted Stock Award
1、集团公司上年度总体经营目标未能100%完成，取消集团公司及各子公司上年度1月1日至12月31日的股票奖励；
The overall operation objective of Group Company cannot be completed to 100% for the first half year, so the stock award of Group Company and each subsidiary can be cancelled for the previous calendar year.

2、集团公司上年度总体经营目标100%完成，但部分子公司上年度分解经营目标未能100%完成，取消未完成分解经营目标的子公司上年度1月1日至12月31日的股票奖励，集团公司及完成分解经营目标的子公司上年度1月1日至12月31日的股票奖励正常授予；
 The overall operation objective of Group Company have been completed to 100% for the first half year, but the decomposable operation objective of mostly subsidiary have been completed, so the stock award of these subsidiaries should be cancelled for the previous calendar year, and the stock award of Group Company and subsidiaries which have completed decomposable operation objective should be granted normally for the previous calendar year.
3、自授予日起，工作未满三年而（因任何原因）离职的员工，取消股票奖励资格，必须于离职文件签批之日起十日内将全部已授予的在锁定期内的股票返还公司，如未按期或未全部返还的，由个人向公司承担一切经济损失无限连带赔偿责任；
 As of the date of award, the qualification of stock award of the employees which has worked less than three years and (for any reason) leaves the Company should be cancelled, and must return all awarded stock which are in lock period in ten days as of the date of the signed demission documents. If failing to return on time or all stock, the employees has responsibility for undertaking all economic losses and infinite joint responsibility for compensation for Company by themselves.
4、当被授予人有触犯法律、违反职业道德、泄露公司机密、失职或渎职、严重违反公司相关规定、严重损害公司利益或声誉等行为，已授予的在锁定期内的股票，由集团公司总经理办公会决定，取消股票奖励资格，公司无条件收回，被授予人于集团公司总经理办公会决定之日起十日内将全部已授予的在锁定期内的股票返还公司，如未按期或未全部返还的，由个人向公司承担一切经济损失无限连带赔偿责任。
When the franchisee have the action, including breaking the law, violating professional ethics, divulgence of the Company confidentiality, dereliction of duty or malpractice, violating the Company related provision seriously, injuring the Company interests or reputation, as the general manager office meeting of Group Company make the decision to cancel his/her qualification of stock award, Company should withdraw awarded stock which are in lock period, the franchisee should return all awarded stock which are in lock period in ten days as of the date of Group Company make the decision, If fail to return on time or all stock, the employees has responsibility for undertaking all economic losses and infinite joint responsibility for compensation for Company.

七、限制解除
Ⅶ  Restrictive Legend Removal
当被授予人所持被锁定的股票达到解锁期，且被授予人符合规定后，按公司《股票解锁转股流程》，对持有股票解除限制。
When the restricted stocks have satisfied the restrictive period and the Grantees are qualified with the provision，the restrictive legend will be removed pursuant to “Stock Restrictive Transferring Process” of the Company.
八、晋升、降职及新入职
Ⅷ  Promotion, Demotion and New Entry
     1、上年1月1日前的正式员工，因晋升或降职造成正式任命岗位的行政职级变化的，以上年12月31日前正式任命岗位的行政职级初始股票奖励标准，作为该员工当年股票奖励授予标准；
     The employees enrolled before January 1st in the previous year will change the administrative rank of formal appointed position as promotion or demotion, for the initial stock award standard of the administrative rank of formal appointed position before December 31st last year, as the current year stock award granted standard of the employees.
2、上年6月30日前新入职的正式员工，以上年12月31日前正式任命岗位的行政职级初始股票奖励标准，作为该员工当年股票奖励授予标准；
The new employees enrolled before June 30th in the previous year, for 50%of the initial stock award standard of the administrative rank of formal appointed position before December 31st last year, as the current year stock award granted standard of the employees.
3、上年6月30日后新入职的正式员工，以上年12月31日前正式任命岗位的行政职级初始股票奖励标准的50%作为该员工当年股票奖励授予标准。
The new employees enrolled after June 30th in the previous year, for 50%of the initial stock award standard of the administrative rank of formal appointed position before December 31st last year, as the current year stock award granted standard of the employees.
九、相关职能
Ⅸ  Related Functions
1、集团人力资源部作为责任部门，负责按照流程进行公司股票奖励的评审、授予、发放、收回、签署、统计，及员工股票档案管理、股票奖励授予台账事宜；

 HR Department of Group as the responsibility department, has the responsibility to review, award, grant, withdraw, sign, account Company stock award pursuant to the process, and file management of employees stock, stock award granted table and such matters;
２、香港公司综合部作为执行部门，负责按照流程进行公司股票奖励的呈报、印制、核对、解锁、转让、阶段保管，及股票奖励授予台账、股票文件档案管理事宜；
The Integrated Department of Hong Kong Company as the execution department, has the responsibility to submit, print, check, unlock, transfer, stage reserve, and stock award granted table, file management of employees stock and such matters;
3、内审部作为监督部门，负责员工离职审计及对股票奖励授予、收回及解除限制情况进行年度定期专项审计，编制《年度股票奖励专项审计报告》。
Internal Auditing Department as supervisory department is responsible for the employees’ resignation audit , making special audit on stock award grant, withdrawing and removing restrictive case at regular intervals and compile “Special Audit Report of Annual Stock Award Grant”;
十、特别补充规定
Ⅹ  Special Supplemental Provisions
     1、2011年前，已授予的股票奖励及股票期权奖励不变，参照本规定执行；
Before 2011, the granted stock awards and stock option awards are still unchanged, reference to the provisions.
2、按公司规划，公司将于2012年起实行事业部管理模式，为保证股票奖励政策的统一性及连续性，公司应于2011年授予的股票奖励，按2011年12月31日正式任命岗位的行政职级初始股票奖励标准，于2012年1月31日前授予。
According to company’s plan, the company will implement the management model of business division. In order to guarantee the unity and continuity of the award policy, the company will implement the stock awards standard according to duly appointed administrative rank position in December 31st, 2011, and the stock awards which should be granted in 2011will be granted before January 31st, 2012.
３、原公司股票期权奖励，自本规定生效之日起取消、终止。
The original stock option award will be abolished and terminated as of the effective date of this rule.
十一、本规定有效期自发布之日起日至2018年8月6日止。
Ⅺ  This rule will be effective from the date upon the release to August 6th 2018.

十二、自本规定生效日起，公司原《高管股票授予规定》《管理人员股票期权授予规定》废止。
Ⅻ   Upon the effective date of this rule, the original “Executives Stock Grant Rule” and “Management Stock Option Grant Rule” will be abolished.
十三、本规定解释权归中国鑫达塑料有限公司总经理办公室。
ⅩⅢ  The general manager office of China XD Plastics Company Limited reserved the right of final explanation to this rule.